IDEX Proprietary & Confidential Second Quarter 2017 Earnings July 26, 2017

IDEX Proprietary & Confidential Brand names shown in this presentation are registered trademarks of IDEX Corporation and/or its subsidiaries • IDEX’s Outlook • Q2 2017 Financial Performance • Q2 2017 Segment Performance • Fluid & Metering • Health & Science • Fire & Safety / Diversified Products • 2017 Guidance Detail • Q&A 1 AGENDA

IDEX Proprietary & Confidential Brand names shown in this presentation are registered trademarks of IDEX Corporation and/or its subsidiaries • Dial toll–free: 877.660.6853 • International: 201.612.7415 • Conference ID: #13652252 • Log on to: www.idexcorp.com 2 Replay Information

IDEX Proprietary & Confidential Brand names shown in this presentation are registered trademarks of IDEX Corporation and/or its subsidiaries Cautionary Statement Under the Private Securities Litigation Reform Act; Non-GAAP Measures This presentation and discussion will include forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. These statements may relate to, among other things, capital expenditures, acquisitions, cost reductions, cash flow, revenues, earnings, market conditions, global economies and operating improvements, and are indicated by words or phrases such as “anticipate,” “estimate,” “plans,” “expects,” “projects,” “forecasts,” “should,” “could,” “will,” “management believes,” “the company believes,” “the company intends,” and similar words or phrases. These statements are subject to inherent uncertainties and risks that could cause actual results to differ materially from those anticipated at the date of this news release. The risks and uncertainties include, but are not limited to, the following: economic and political consequences resulting from terrorist attacks and wars; levels of industrial activity and economic conditions in the U.S. and other countries around the world; pricing pressures and other competitive factors, and levels of capital spending in certain industries – all of which could have a material impact on order rates and IDEX’s results, particularly in light of the low levels of order backlogs it typically maintains; its ability to make acquisitions and to integrate and operate acquired businesses on a profitable basis; the relationship of the U.S. dollar to other currencies and its impact on pricing and cost competitiveness; political and economic conditions in foreign countries in which the company operates; interest rates; capacity utilization and the effect this has on costs; labor markets; market conditions and material costs; and developments with respect to contingencies, such as litigation and environmental matters. Additional factors that could cause actual results to differ materially from those reflected in the forward-looking statements include, but are not limited to, the risks discussed in the “Risk Factors” section included in the company’s most recent annual report on Form 10-K filed with the SEC and the other risks discussed in the company’s filings with the SEC. The forward-looking statements included in this presentation and discussion are only made as of today’s date, and management undertakes no obligation to publicly update them to reflect subsequent events or circumstances, except as may be required by law. Investors are cautioned not to rely unduly on forward-looking statements when evaluating the information in this presentation and discussion. This presentation contains non-GAAP financial information. Reconciliations of non-GAAP measures are included either in this presentation or our earnings release for the three-month period ending June 30, 2017, which is available on our website. 3

IDEX Proprietary & Confidential Brand names shown in this presentation are registered trademarks of IDEX Corporation and/or its subsidiaries $60 $70 $80 $90 Q2 $80 $78 2016 2017 16.0% 18.0% 20.0% 22.0% Q2 20.7% 21.8% 2016 2017 $0.90 $1.00 $1.10 $1.20 Q2 $0.99 $1.08 2016 2017 $500 $525 $550 $575 Q2 $550 $573 2016 2017 4 IDEX Q2 Financial Performance Sales EPS Operating Margin Free Cash Flow 110 bps increase 9% increase 2% decrease Organic Sales growth of 3 percent drove a 9 percent increase in EPS Organic: 3% increase (Dollars in millions, excl. EPS)

IDEX Proprietary & Confidential Brand names shown in this presentation are registered trademarks of IDEX Corporation and/or its subsidiaries 5 Fluid & Metering Technologies Orders Sales Q2 Sales Mix: Organic 4% Divestitures -3% FX -1% Reported Sales 0% Q2 Highlights:  FMT organic sales increased for the second quarter in a row  Double-digit growth in orders and sales at the Agriculture platform  Water market showing strong demand in U.S. distribution and municipal end markets  Strong results in targeted growth areas for the Pump platform, especially in oil & gas Operating Margin Organic Orders and Sales up 9 percent and 4 percent, respectively $200 $215 $230 $245 Q2 $220 $232 2016 2017 22.0% 24.0% 26.0% 28.0% Q2 24.4% 27.1% 2016 2017 $200 $210 $220 $230 Q2 $222 $221 2016 2017 270 bps increase Organic: 9% increase Organic: 4% increase (Dollars in millions)

IDEX Proprietary & Confidential Brand names shown in this presentation are registered trademarks of IDEX Corporation and/or its subsidiaries 6 Health & Science Technologies Orders Sales Operating Margin Q2 Sales Mix: Organic 6% Acquisition/Divestitures 6% FX -2% Reported Sales 10% Q2 Highlights:  New products and market share wins continue to drive growth at the Scientific Fluidics and Optics platform  Global strength in pharma and nutritional end markets for MPT  Sealing platform benefitting from extremely strong semiconductor market  Industrial market within HST remains stable Organic Orders and Sales up 11 percent and 6 percent, respectively $150 $175 $200 $225 Q2 $182 $212 2016 2017 $180 $190 $200 $210 Q2 $187 $204 2016 2017 20.0% 21.0% 22.0% 23.0% Q2 22.0% 22.6% 2016 2017 Organic: 11% increase Organic: 6% increase 60 bps increase (Dollars in millions)

IDEX Proprietary & Confidential Brand names shown in this presentation are registered trademarks of IDEX Corporation and/or its subsidiaries 7 Fire & Safety / Diversified Products Orders Sales Operating Margin Q2 Highlights:  Strength in OEM and municipal markets plus market share wins for the Fire and Safety group  Strong quarter for Band-It with rebounding energy markets and continued strength in automotive and industrial markets  Dispensing core markets in Asia and Europe performing well Organic Orders up 7 percent Q2 Sales Mix: Organic -1% Acquisitions 7% FX -2% Reported Sales 4% $100 $115 $130 $145 Q2 $127 $142 2016 2017 Organic: 7% increase $120 $130 $140 $150 Q2 $142 $148 2016 2017 23.0% 24.0% 25.0% 26.0% Q2 24.3% 25.1% 2016 2017 Organic: 1% decrease 80 bps increase (Dollars in millions)

Outlook: 2017 Guidance Summary

Q3 2017

- EPS estimate range: $1.04 – $1.06
- Organic revenue growth: ~ 6%
- Operating margin: ~ 21.8%
- Tax rate: ~ 26.5%
- FX impact: Flat based on June 30, 2017 FX rates
- Corporate costs: ~ $17 million

FY 2017

- Adjusted EPS estimate range: $4.18 – $4.23
- Organic revenue growth: ~ 5%
- Operating margin: ~ 21.8%
- FX impact: Less than 1.0% topline headwind, based on June 30, 2017 FX rates
- Other modeling items
  - Tax rate: ~ 27%
  - Cap Ex: ~ $45M
  - Free Cash Flow will be ~120% of net income
  - EPS estimate excludes all future acquisitions and associated costs and any future restructuring charges
  - Corporate costs ~ $68 million

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Brand names shown in this presentation are registered trademarks of IDEX Corporation and/or its subsidiaries
IDEX Proprietary & Confidential
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